UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 28, 2016 (November 25, 2016)

Patheon N.V.
(Exact Name of Registrant as Specified in its Charter)

The Netherlands	001-37837	98-1153534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Herengracht 540
1017 CG, Amsterdam
The Netherlands
+31 (0)20 622 3243
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Eric Sherbet
General Counsel and Secretary
111 Speen St, Suite 550
Framingham, Massachusetts 01701
(508) 620-2510
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On November 25, 2016, a subsidiary of Patheon N.V. (“Patheon” or the “Company”) entered into a definitive agreement to acquire a state-of-the-art active pharmaceutical ingredients (API) manufacturing facility located in Florence, South Carolina from a subsidiary of Hoffmann-La Roche Ltd. (“Roche”).  Pursuant to the terms and subject to the conditions of the purchase agreement, Patheon will acquire all of the issued and outstanding stock of Roche Carolina Inc., a South Carolina corporation and indirect wholly-owned subsidiary of Roche which owns the facility, for $1,000,000, plus a payment for certain associated inventory and certain spare parts. Roche has also agreed to provide funds for certain accounts payable, capital expenditure and other liabilities of the facility.  Patheon also entered into a multi-year supply arrangement with Roche pursuant to which Patheon will manufacture certain products for Roche.

On November 28, 2016, Patheon issued a press release announcing that it has entered into the purchase agreement and the supply agreement described above.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Forward Looking Information

Patheon claims the protections of the safe-harbor for forward looking statements contained in the Private Securities Litigation Reform Act of 1995. The statements in this Current Report on Form 8-K that are not historical facts may be forward-looking statements. Readers can identify these forward-looking statements by the use of words such as ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘approximately,’’ or the negative version of these words or other comparable words. Such forward looking statements are subject to various risks and uncertainties, which could cause actual results to differ from those indicated in these forward looking statements. For more information concerning factors that could cause actual results to differ materially from those conveyed in the forward-looking statements, please refer to the “Risk Factors” section of the prospectus included in the company’s registration statement, in the form last filed with the SEC.

Forward-looking statements include, but are not limited to, statements about the benefits of the proposed acquisition, plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based on estimates, projections, beliefs, and assumptions that Patheon believes are reasonable but are not guarantees of future events, performance or results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to the risk that the acquisition will not be integrated successfully; the diversion of management time on acquisition-related issues; general worldwide economic conditions and related uncertainties; and the effect of any changes in governmental regulations.

Patheon undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements as a prediction of actual results.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed as part of this report:

Exhibit Number	Description
99.1	Press Release, dated November 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATHEON N.V.

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	General Counsel and Secretary

Date: November 28, 2016

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated November 28, 2016